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                                                                      EXHIBIT 21


                     SUBSIDIARIES OF ENPRO INDUSTRIES, INC.
                            (AS OF DECEMBER 31, 2002)

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                                                                                               % OF VOTING
                                                                              PLACE OF          SECURITIES
CONSOLIDATED SUBSIDIARY COMPANIES                                          INCORPORATION          OWNED
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
EnPro Industries, Inc.                                                   North Carolina            100
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     Coltec Industries Inc                                               Pennsylvania              100
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         Coltec Automotive Inc                                           Delaware                  100
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         Coltec Charitable Foundation, Inc.                              Delaware                  100
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         Coltec do Brasil Produtos Industrias Ltda.                      Brazil                    89
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         Coltec Finance Company Limited                                  United Kingdom            100
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         Coltec Industries France SAS                                    France                    25
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              Cefilac, S.A.                                              France                    100
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              Liard, S.A.                                                France                    100
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         Coltec Industries Korea Inc                                     Korea                     89
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         Coltec Industries Pacific Pte Ltd                               Singapore                 100
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         Coltec International Services Co.                               Delaware                  100
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              Coltec do Brasil Produtos Industrias Ltda.                 Brazil                    11
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              Coltec Industries Korea Inc                                Korea                     11
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              Coltec Productos y Servicios S.A. de C.V.                  Mexico                    25
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         Coltec Productos y Servicios S.A. de C.V.                       Mexico                    75
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         Coltec Technical Services Inc                                   Delaware                  100
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         EXH Automotive Holdings, Inc.                                   Delaware                  100
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         FSS Divestiture Corp.                                           Delaware                  100
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         Garlock (Great Britain) Limited                                 United Kingdom            100
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         Garlock Sealing Technologies LLC                                Delaware                  100
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              Coltec Industrial Products LLC                             Delaware                  100
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              Glacier Garlock Bearings LLC                               Delaware                  96.30
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              Garlock International Inc                                  Delaware                  100
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                  Garlock of Canada Ltd                                  Ontario, Canada           100
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              Garlock de Mexico, S.A. de C.V.                            Mexico                    65.70
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              Garlock Overseas Corporation                               Delaware                  100
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                  Stemco Truck Products Pty Limited                      Australia                 100
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              Garlock Pty Limited                                        Australia                 80
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              Mainland Sealing Products, LLC                             North Carolina            100
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              Stemco LLC                                                 Delaware                  100
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         Garrison Litigation Management Group, Ltd.                      Delaware                  90.30
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              The Anchor Packing Company                                 Delaware                  100
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         Glacier Garlock Bearings do Brasil Ltda.                        Brazil                    0.01
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         Glacier Garlock Bearings, Inc.                                  Delaware                  100
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              Coltec Holdings, SARL                                      France                    100
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                  Coltec Bearings SARL                                   France                    100
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              GIB Germany GmbH                                           Germany                   100
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                  YY110 Verwaltungsgesellschaft mbH                      Germany                   100
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                      Glacier IHG Gleitlager GmbH & Co. KG               Germany                   100
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              GIB Holdings UK Ltd.                                       United Kingdom            100
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

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                                                                                               % OF VOTING
                                                                              PLACE OF          SECURITIES
CONSOLIDATED SUBSIDIARY COMPANIES                                          INCORPORATION          OWNED
-----------------------------------------------------------------------------------------------------------
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                  Glacier Garlock Bearings Ltd.                          United Kingdom            100
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              GIB Real Estate Germany GmbH                               Germany                   100
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              Glacier Bearings B.V.                                      Netherlands               100
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              Glacier Bearings Benelux B.V.                              Netherlands               100
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              Glacier Garlock Bearings do Brasil Ltda.                   Brazil                    99.99
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              Glacier Garlock Bearings, s.r.l.                           Italy                     100
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              Glacier Garlock Bearings, s.r.o.                           Slovakia                  100
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              Glacier Gleitlager Handelsgesellschaft mbH                 Austria                   100
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              Glacier Tristar S.A.                                       Switzerland               100
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         Glacier Garlock Bearings LLC                                    Delaware                  3.70
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         Haber Tool Company Inc                                          Michigan                  100
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         Holley Automotive Systems GmbH                                  Germany                   100
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              Garlock GmbH                                               Germany                   100
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              Coltec Industries France SAS                               France                    75
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                  Cefilac, S.A.                                          France                    100
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                  Liard, S.A.                                            France                    100
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         QFM Sales and Services, Inc.                                    Delaware                  100
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         Salt Lick Railroad Company                                      Pennsylvania              100
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









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